UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 4, 2024
LanzaTech Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40282	92-2018969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8045 Lamon Avenue, Suite 400 Skokie, Illinois	60077
(Address of principal executive offices)	(Zip Code)
(847) 324-2400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LNZA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	LNZAW	The Nasdaq Stock Market LLC

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.02 Termination of a Material Definitive Agreement.
LanzaTech Global, Inc., a Delaware corporation (“LanzaTech” or the “Company”), is party to that certain Forward Purchase Agreement, dated February 3, 2023 (the “Forward Purchase Agreement”) with ACM ARRT H LLC (“ACM”). Pursuant to an Assignment and Novation Agreement, dated as of February 3, 2023 (the “Novation Agreement”), ACM novated a portion of its rights and obligations under the Forward Purchase Agreement to Vellar Opportunity Fund SPV LLC - Series 10 (together with ACM, the “Purchasers”). Pursuant to the Forward Purchase Agreement, the Purchasers obtained 5,916,514 shares of the Company’s common stock on the open market (the “Recycled Shares”) for $10.1574 per share, and such purchase price of approximately $60,096,399 was funded by the use of trust account proceeds of AMCI Acquisition Corp. II (“AMCI” and the predecessor to the Company) as a partial prepayment for the settlement of the Forward Purchase Agreement, to occur three years from the date of AMCI’s and the Company’s business combination (as such date is described in the Forward Purchase Agreement, the “Maturity Date”). As previously disclosed, the Maturity Date may be accelerated, at the Purchasers’ discretion, if, among other things, certain conditions relating to the VWAP Price (as defined in the Forward Purchase Agreement) are satisfied (a “VWAP Trigger Event”).
On October 4, 2024, ACM delivered to the Company notice of a VWAP Trigger Event (the “ACM Notice”), which purported to accelerate the Maturity Date of ACM’s portion of the Recycled Shares (i.e., 2,926,514 common shares) to October 4, 2024. The ACM Notice requests delivery of the Maturity Consideration (as defined in the Forward Purchase Agreement) and Share Consideration (as defined in the Forward Purchase Agreement). Under the terms of the Forward Purchase Agreement, the Maturity Consideration of $7,500,000 is payable at the Company’s option in cash or shares of common stock (on a net share settlement basis with the Recycled Shares) and the Share Consideration of $2,539,350 is payable in cash. The Company is in discussions with ACM on the settlement method and timing thereof.
Item 7.01 Regulation FD Disclosure.
On October 8, 2024, Axios published an article based in part on an interview given by Dr. Jennifer Holmgren, Board Chair and Chief Executive Officer of LanzaTech. The article quotes Dr. Holmgren as saying the Company is raising up to $250 million and discusses the Company’s potential path to profitability. Several statements in the article were not correct. At present, the Company intends to raise a maximum of $150 million in financing, including the $40.15 million raised from an accredited investor, as announced on August 8, 2024. The Company has no current plans to raise additional financing through an issuance of debt or equity that has not been disclosed. The Company currently believes that $150 million would be sufficient to fund the Company until it became profitable.
The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Item 7.01.
Forward-looking Statements
This Current Report on Form 8-K includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of LanzaTech. These statements are based on the beliefs and assumptions of LanzaTech’s management. Although LanzaTech believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, LanzaTech cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. The forward-looking statements are based on projections prepared by, and are the responsibility of, LanzaTech’s management. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside LanzaTech’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. LanzaTech may be adversely affected by other economic, business, or competitive factors, and other risks and uncertainties, including those described under the header “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2023 filed by LanzaTech with the U.S. Securities and Exchange Commission (the “SEC”), and in future SEC filings, including its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024 filed by LanzaTech with the SEC on May 9, 2024 and August 8, 2024, respectively. New risk factors that may affect actual results or outcomes emerge from time to time and it is not possible to predict all such risk factors, nor can LanzaTech assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to LanzaTech or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. LanzaTech undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 10, 2024

LANZATECH GLOBAL, INC.

By:	/s/ Joseph Blasko
Name:	Joseph Blasko
Title:	General Counsel and Corporate Secretary
4